                                ING EQUITY TRUST
                              ING MIDCAP VALUE FUND
                             ING SMALLCAP VALUE FUND

                        Supplement dated October 15, 2004
  to the Domestic Equity Growth Funds, Domestic Equity Value Funds and Domestic
                            Equity and Income Funds
  Classes A, B, C and M Prospectus, Class Q Prospectus and Class I Prospectus
                            Dated September 30, 2004.


              CLOSURE OF ING MIDCAP VALUE AND SMALLCAP VALUE FUNDS


Effective December 31, 2004, ING MidCap Value Fund and ING SmallCap Value Fund (each a "Fund" and collectively the "Funds") are each closed to new investments except for shares purchased: (1) through the reinvestment of dividends and distributions; (2) by 401(k), 403(b) and 457 plans that have selected the Fund as an investment option prior to December 31, 2004; (3) by shareholders participating in mutual fund wrap fee programs who were invested in the Fund prior to December 31, 2004; (4) by new 401(k), 403(b) and 457 plans and new shareholders participating in mutual fund wrap fee programs subject to approval by the Investment Adviser and Sub-Adviser based on their assessment of the Fund's ability to invest the monies consistent with the Fund's objectives in light of market conditions, the size of the purchase, and other relevant factors relating to the Fund; and (5) by employees of the Adviser or Sub-Adviser and their affiliates. Proof of eligibility may be required. Employees of the Adviser or Sub-Adviser and their affiliates must identify themselves as such at the time of purchase. Failure to do so may result in a rejection of the purchase. The Funds may reopen in the future.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE